UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported): November 14, 2016

ALTA MESA HOLDINGS, LP

(Exact name of registrant as specified in its charter)

Texas	333-173751	20-3565150
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

15021 Katy Freeway, Suite 400

Houston, Texas, 77094

(Address of principal executive offices)

(281) 530-0991

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Reserves Audit Letters

Alta Mesa Holdings, LP (the “Company”) received audit letters, dated November 7, 2016, entitled, Estimated Future Reserves Attributable to Certain Leasehold and Royalty Interests—Escalated Pricing Case as of September 30, 2016 and Estimated Future Reserves Attributable to Certain Leasehold and Royalty Interests—SEC Parameters as of September 30, 2016, prepared by Ryder Scott Company, L. P. (“Ryder Scott”), a third party engineering firm, which include an evaluation of the oil, natural gas, and natural gas liquid reserves attributable to the leasehold and royalty interests in certain properties owned by the Company as of September 30, 2016.

A copy of the audit letters issued by Ryder Scott are filed herewith as Exhibit 99.1. Additional information regarding the audit letters and the Company’s oil and gas reserves will be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016. Investors are cautioned to review each audit letter in its entirety.

Drilling Locations and Preliminary Capital Expenditure Guidance for 2017

The Company provided the following operation update on drilling locations and 2017 capital expenditure guidance.

The Company has identified the following potential horizontal drilling locations in its acreage in the Sooner Trend Anadarko Basin Canadian and Kingfisher County area (“STACK”) as of September 30, 2016:

Identified Gross Horizontal Drilling Locations in the STACK(1)
Osage	Meramec	Oswego	Total
2,160	1,152	576	3,888

(1)	Calculated drilling inventory assumes 144 net sections (92,000 net acres/640 acres per section) as of September 30, 2016. Potential horizontal drilling locations per bench are: Lower Osage 8 per section, Upper Osage 7 per section, Meramec 8 per section, Oswego 4 per section. The Company may not drill all of these identified potential horizontal drilling locations.

The Company currently anticipates its 2017 capital expenditure budget (the “2017 Capital Expenditure Budget”) to be between $320 million and $370 million, excluding acquisitions. The 2017 Capital Expenditure Budget is subject to change based on various market conditions, including changes in commodities prices and drilling costs, and other factors deemed important by the Company.

Statements contained in this Item 7.01 that state the Company’s or its management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933, as amended, (the “Securities Act”) and the Securities Exchange Act of 1934, as amended (the “Exchange Act”). It is important to note that the Company’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Company has filed with the Securities and Exchange Commission. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although the Company may do so from time to time as management believes is warranted. Any such updating may be made through the filing of other reports or documents with the Securities and Exchange Commission, through press releases or through other public disclosure.

The information set forth in this Item 7.01 and the attached Exhibits 99.1 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Title of Document

23.1	Consent of Ryder Scott Company, L. P.

99.1	Audit Letters by Ryder Scott Company, L. P., dated as of September 30, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTA MESA HOLDINGS, LP

November 14, 2016	By:	/s/ Michael A. McCabe
Michael A. McCabe, Vice President and Chief Financial Officer of Alta Mesa Holdings GP, LLC, general partner of Alta Mesa Holdings, LP

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Title of Document

23.1	Consent of Ryder Scott Company, L. P.

99.1	Audit Letters by Ryder Scott Company, L. P., dated as of September 30, 2016.